EXHIBIT 10.10

                                 AMENDMENT NO. 1
                                       TO
                              CONSULTING AGREEMENT


                  THIS AMENDMENT NO. 1 TO CONSULTING AGREEMENT (this "Amendment"), effective as of January 20, 2005 (the "Effective Date"), is made and entered into by and between SEALIFE CORPORATION, a Delaware corporation ("SeaLife"), and Michael Sahl, an individual ("Consultant").

                                    RECITALS

                  WHEREAS, SeaLife and Consultant are parties to that certain Consulting Agreement dated November 30, 2004 (the "Consulting Agreement");

                  WHEREAS, Sealife and Consultant desire to amend the Consulting Agreement to clarify certain compensation issues.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in consideration of Consultant's continued service with SeaLife, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

                  1. AMENDMENT TO SECTION 3. Effective as of November 30, 2004, SECTION 3 of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

         "3.      COMPENSATION.

                  3.1 As compensation for his commitment to provide services to Company during the Term, Parent will issue to the Consultant 200,000 shares of the common stock of Parent (the "STOCK CONSIDERATION") no later than five (5) business days following the Effective Date.

                  3.2 Consultant shall be deemed to have delivered full consideration for the Stock Consideration upon issuance thereof by the Company pursuant to Section 3.1."

                  2. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings attributed to such terms in the Consulting Agreement.

                  3. RATIFICATION OF THE CONSULTING AGREEMENT. The parties hereto hereby ratify, confirm and approve the Consulting Agreement, as amended by this Amendment. Should any terms of this Amendment conflict with any terms of the Consulting Agreement, the terms of this Amendment shall govern.


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                  4.       COUNTERPARTS.  This  Amendment may be executed in two
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


                             SEALIFE:




                             By           /S/ ROBERT MCCASLIN
                                 -------------------------------------------
                                 Robert McCaslin,
                                 Chief Executive Officer and Chief Financial
                                 Officer



                             CONSULTANT:


                                        /S/ MICHAEL SAHL
                             -----------------------------------------------
                             Michael Sahl